                                                                   Exhibit 10.22

                                 AMENDMENT NO. 8

            Amendment No. 8 (this "Amendment"), dated as of March 31, 2001, among ALARIS MEDICAL, INC. a Delaware corporation ("Holdings"), ALARIS MEDICAL SYSTEMS, INC., a Delaware corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks"), BANKERS TRUST COMPANY, as Administrative Agent and as a Syndication Agent and PARIBAS, as Documentation Agent (together with Bankers Trust Company in its capacity as Administrative Agent, the "Agents") and as a Syndication Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:

            WHEREAS, Holdings, the Borrower, the Banks and the Agents are parties to a Credit Agreement, dated as of November 26, 1996 (as modified, supplemented and amended to, but not including, the date hereof, the "Credit Agreement");

            WHEREAS, the parties hereto wish to amend the Credit Agreement as set forth herein;

            NOW, THEREFORE, it is agreed:

            1. Section 1.08(d) of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

      "Notwithstanding anything to the contrary contained above in this clause
      (d) or elsewhere in this Credit Agreement, on each date on which interest is payable in respect of any Loans for any period hereunder, the PIK Portion of the interest which is otherwise payable in respect of such Loans for such period as provided above shall not be paid in cash, but shall instead automatically (without any action required to be taken by the Borrower or any Bank) accrete as additional principal of the Loans of the respective Facility, and thereafter shall for all purposes be considered as outstanding principal of such Loans (and part of the Borrowing in respect of which such interest was payable, subject to subsequently becoming part of another Borrowing pursuant to Sections 1.06 and/or 1.09), and shall be payable on the respective Maturity Date for such Facility."

            2. Section 2.01(b) of the Credit Agreement is hereby amended by deleting the text "$15,000,000" appearing in such Section and inserting the text "$5,000,000" in lieu thereof.

            3. The table appearing in Section 4.02(A)(b)(i) of the Credit Agreement is hereby amended by inserting the text "plus all interest that has accreted as additional principal of

A Term Loans as provided in Section 1.08(d)" immediately following the text "$6,800,000" appearing across from the text "A Term Loan Maturity Date" appearing in such table.

            4. The table appearing in Section 4.02(A)(b)(ii) of the Credit Agreement is hereby amended by inserting the text "plus all interest that has accreted as additional principal of B Term Loans as provided in Section 1.08(d)" immediately following the text "$8,193,750" appearing across from the text "B Term Loan Maturity Date" appearing in such table.

            5. The table appearing in Section 4.02(A)(b)(iii) of the Credit Agreement is hereby amended by inserting the text "plus all interest that has accreted as additional principal of C Term Loans as provided in Section 1.08(d)" immediately following the text "$9,881,250" appearing across from the text "C Term Loan Maturity Date" appearing in such table.

            6. Section 4.02(A)(b)(iv) of the Credit Agreement is hereby amended by inserting the text "plus all interest that has accreted as additional principal of D Term Loans as provided in Section 1.08(d)" immediately following the text "$32,425,000" appearing across from the text "D Term Loan Maturity Date" appearing in such table.

            7. Section 4.02(B) of the Credit Agreement is hereby amended by deleting clause (a) thereof in its entirety and inserting the following new clause (a) in lieu thereof:

            "(a) All repayments of A Term Loans, B Term Loans, C Term Loans and D Term Loans shall be applied, if required pursuant to Section 4.02(A)(d),
      (e), (f), (g) or (h), to reduce the then remaining Scheduled Repayments of the respective Facility pro rata based on the then remaining Scheduled Repayments of the respective Facility. All repayments of A Term Loans, B Term Loans, C Term Loans and D Term Loans shall be applied, if required pursuant to Section 4.02(A)(c), to reduce the then remaining Rescheduled Payments of the respective Facility in inverse order of maturity."

            8. Section 7.01 of the Credit Agreement is hereby amended by (i) redesignating clause (i) thereof as clause (k), and (ii) inserting therein immediately following clause (h) thereof the following clauses (i) and (j):

            "(i) Pump Sales. Within 30 days following the last day of each fiscal month of the Borrower, a report signed by the Chief Financial Officer of the Borrower or another Authorized Officer showing the gross sales of infusion pumps for the Borrower and its Subsidiaries for such fiscal month.

            (j) Medley Expenses. Within 30 days following the last day of each fiscal month of the Borrower, a report signed by the Chief Financial Officer of the Borrower or another Authorized Officer showing all direct expenditures (whether accounted for as Capital Expenditures, operating expenses or otherwise) for such fiscal month attributable to the Borrower's "Medley" products."

            9. Section 8.02(aa) of the Credit Agreement is hereby amended by (i) deleting the reference to "$20,000,000" appearing therein and (ii) inserting the amount "40,000,000" in lieu thereof.

            10. Section 8.03 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (r) thereof, (ii) deleting the period appearing at the end of clause (s) thereof and inserting the text "; and" in lieu thereof and (iii) inserting the following new clause (t) at the end thereof:

            "(t) Liens on cash, in an aggregate amount not to exceed $2,500,000 at any time, deposited by the Borrower or any of its Subsidiaries with counterparties to Other Hedging Agreements entered into in accordance with
      Section 8.04(g)."

            11. Section 8.05(g) of the Credit Agreement is hereby amended by deleting the text "$10,000,000" appearing in such Section and inserting the text "$30,000,000" in lieu thereof.

            12. Section 8.05 of the Credit Agreement is hereby further amended by (i) deleting clause (m) thereof in its entirety and (ii) inserting the following new clause (m) in lieu thereof:

            "(m) the Borrower and its Wholly-Owned Domestic Subsidiaries may make cash capital contributions to non-Wholly-Owned Domestic Subsidiaries and Foreign Subsidiaries of the Borrower, and may capitalize or forgive any Indebtedness owed to them by a non-Wholly-Owned Domestic Subsidiary or Foreign Subsidiary of the Borrower and outstanding under clause (g) of this Section 8.05, provided, that the aggregate amount of such contributions, capitalizations and forgiveness shall not exceed an amount equal to $10,000,000."

            13. Section 8.05 of the Credit Agreement is hereby further amended by (i) deleting the word "and" appearing at the end of clause (v) thereof, (ii) deleting the period appearing at the end of clause (w) thereof and inserting "; and" in lieu thereof, and (iii) inserting the following new clause (x) immediately following clause (w) thereof:

            "(x) The Borrower may contribute the net proceeds received by it from the New Borrowings (as defined in Amendment No. 8 to this Agreement, dated as of March 31, 2001) to an unrestricted Subsidiary established in a manner and pursuant to documentation satisfactory to the Required Banks, to effect the repurchase of the 7-1/4% Debentures."

            14. Sections 8.08(a) and (b) of the Credit Agreement are hereby amended to read in their entirety as follows:

            "(a) Holdings will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures, except that during any fiscal year set forth below Holdings and its Subsidiaries may make Capital Expenditures so long as the aggregate amount so made by Holdings and its Subsidiaries (on a consolidated basis) during any such fiscal year does not exceed the amount set forth opposite such fiscal year below:

      Fiscal Year Ending                Amount
      ------------------                ------

      December 31, 2001                 $23,300,000

      December 31, 2002                 The greater of $23,300,000 and 30% of
                                        Consolidated EBITDA for the fiscal year
                                        ending December 31, 2001

      December 31, 2003                 The greater of $23,300,000 and 30% of
                                        Consolidated EBITDA for the fiscal year
                                        ending December 31, 2002

      December 31, 2004 and thereafter  $18,000,000

      Notwithstanding anything to the contrary contained above in this clause
      (a), in the event that the Borrower at any time prior to December 31, 2003 determines not to manufacture and/or distribute its "Medley" products, it shall give the Banks prompt written notice thereof and the Capital Expenditure levels otherwise permitted by this clause (a) for each of the Borrower's fiscal years ending following such determination through its fiscal year ending December 31, 2003 shall be reduced by $5,000,000 (it being understood that in the case of the fiscal year in which such determination is made, such reduction shall be made on an annualized basis based on the date of such fiscal year when such determination is made).

            (b) Intentionally Omitted."

            15. The table appearing in Section 8.09 of the Credit Agreement is hereby deleted in its entirety and the following new table is hereby inserted in lieu thereof:

                 "Date                            Minimum Consolidated
                  ----                                   EBITDA
                                                  --------------------

             March 31, 2001                           $92,600,000
             June 30, 2001                            $84,600,000
           September 30, 2001                         $71,800,000
           December 31, 2001                          $71,300,000

             March 31, 2002                           $70,600,000
             June 30, 2002                            $73,400,000
           September 30, 2002                         $77,000,000
           December 31, 2002                          $81,200,000

             March 31, 2003                           $84,400,000
             June 30, 2003                            $87,800,000
           September 30, 2003                         $92,200,000
           December 31, 2003                          $97,300,000

             March 31, 2004                          $125,700,000

             June 30, 2004                           $127,500,000
           September 30, 2004                        $129,400,000
           December 31, 2004                         $131,600,000

             March 31, 2005                          $132,600,000
             June 30, 2005                           $133,900,000".

            16. The table appearing in Section 8.10 of the Credit Agreement is hereby deleted in its entirety and the following new table is hereby inserted in lieu thereof:

                 "Date                                    Ratio
                  ----                                    -----

             March 31, 2001                             2.45:1.00
             June 30, 2001                              2.20:1.00
           September 30, 2001                           1.90:1.00
           December 31, 2001                            1.90:1.00

             March 31, 2002                             1.90:1.00
             June 30, 2002                              2.00:1.00
           September 30, 2002                           2.20:1.00
           December 31, 2002                            2.35:1.00

             March 31, 2003                             2.50:1.00
             June 30, 2003                              2.70:1.00
           September 30, 2003                           2.85:1.00
           December 31, 2003                            3.10:1.00

             March 31, 2004                             4.05:1.00
             June 30, 2004                              4.15:1.00
           September 30, 2004                           4.20:1.00
           December 31, 2004                            4.25:1.00

             March 31, 2005                             4.50:1.00
             June 30, 2005                              4.75:1.00".

            17. The table appearing in Section 8.11 of the Credit Agreement is hereby deleted in its entirety and the following new table is hereby inserted in lieu thereof:

         "Fiscal Quarter Ending                           Ratio
          ---------------------                           -----

             March 31, 2001                             3.90:1.00
             June 30, 2001                              4.20:1.00
           September 30, 2001                           4.90:1.00
           December 31, 2001                            4.90:1.00

             March 31, 2002                             4.85:1.00
             June 30, 2002                              4.55:1.00
           September 30, 2002                           4.25:1.00
           December 31, 2002                            4.05:1.00

             March 31, 2003                             3.80:1.00
             June 30, 2003                              3.60:1.00
           September 30, 2003                           3.35:1.00
           December 31, 2003                            3.10:1.00

             March 31, 2004                             2.40:1.00
             June 30, 2004                              2.35:1.00
           September 30, 2004                           2.30:1.00
           December 31, 2004                            2.25:1:00

             March 31, 2005                             2.05:1.00
             June 30, 2005                              1.75:1.00".

            18. Section 8.12 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting the following new Section
8.12 in lieu thereof:

            "8.12 Fixed Charge Coverage Ratio. Neither Holdings nor the Borrower will permit the ratio of (i)(x) Consolidated EBITDA less (y) Capital Expenditures of the Borrower and its Subsidiaries on a consolidated basis to (ii) Consolidated Fixed Charges for any Test Period ending on a date set forth below to be less than the ratio set forth opposite such date:

                  Date                                    Ratio
                  ----                                    -----

             March 31, 2001                             1.10:1.00
             June 30, 2001                              0.95:1.00
           September 30, 2001                           0.80:1.00
           December 31, 2001                            0.80:1.00
             March 31, 2002                             0.80:1.00
             June 30, 2002                              0.80:1.00
           September 30, 2002                           0.80:1.00
           December 31, 2002                            0.85:1.00

             March 31, 2003                             0.95:1.00
             June 30, 2003                              1.00:1.00
           September 30, 2003                           1.00:1.00
       December 31, 2003 and each
     fiscal quarter end thereafter                      1.00:1.00".

            19. Section 8 of the Credit Agreement is hereby further amended by inserting the following new Section 8.18 at the end thereof:

            "8.18 Pump Sales. Neither Holdings nor the Borrower will permit Cumulative Pump Sales during the period from January 1, 2001 to each date set forth below to be less than the amount set forth opposite such date:

                  Date                                   Amount
                  ----                                   ------

             March 31, 2001                           $15,435,000
             June 30, 2001                            $33,875,000
           September 30, 2001                         $54,093,000
           December 31, 2001                          $80,695,000

             March 31, 2002                           $96,134,000
             June 30, 2002                           $116,856,000
           September 30, 2002                        $137,408,000
           December 31, 2002                         $161,892,000

             March 31, 2003                          $180,095,000
             June 30, 2003                           $201,236,000
           September 30, 2003                        $222,457,000
           December 31, 2003                         $247,950,000".

            20. Section 10 of the Credit Agreement is hereby amended by (a) deleting the definition of "Applicable Performance Discount" appearing therein in its entirety, and (b) deleting the definitions of "Applicable Base Rate Margin" and "Applicable Eurodollar Margin" appearing therein in their entirety and inserting the following new definitions of "Applicable Base Rate Margin" and "Applicable Eurodollar Margin" in lieu thereof:

            "Applicable Base Rate Margin" shall mean (i) in the case of A Term Loans and Revolving Loans, 5.50%, (ii) in the case of B Term Loans, 6.50%,
      (iii) in the case of C Term Loans, 7.00% and (iv) in the case of D Term Loans, 7.25%.

            "Applicable Eurodollar Margin" shall mean (i) in the case of A Term Loans and Revolving Loans, 6.50%, (ii) in the case of B Term Loans, 7.50%,
      (iii) in the case of C Term Loans, 8.00% and (iv) in the case of D Term Loans, 8.25%.

            21. The definition of "Consolidated Debt" appearing in Section 10 of the Credit Agreement is hereby amended by inserting the text "(including all interest that has accreted as additional principal of outstanding Loans as provided in Section 1.08(d))" immediately following the word "Indebtedness" appearing in said definition.

            22. The definition of "Consolidated Interest Expense" appearing in
Section 10 of the Credit Agreement is hereby amended by inserting the following text at the end thereof:

      "and any interest which has accreted as additional principal of outstanding Loans as provided in Section 1.08(d), to the extent included in total interest expense".

            23. Section 10 of the Credit Agreement is hereby further amended by inserting the following new definitions in alphabetical order:

            "Cumulative Pump Sales" shall mean, for any period, the gross sales of infusion pumps for the Borrower and its Subsidiaries during such period.

            "PIK Percentage" shall mean (i) in the case of the A Term Loan Facility and the Revolving Loan Facility, 2.00%, (ii) in the case of the B Term Loan Facility, 3.00%, (iii) in the case of the C Term Loan Facility, 3.50%, and (iv) in the case of the D Term Loan Facility, 3.75%.

            "PIK Portion" shall mean, with respect to the interest payable on Loans outstanding under any Facility for any day, a portion of such interest equal to (a) the PIK Percentage for such Facility multiplied by
      (b) the outstanding principal amount of such Loans on such day.

            24. Holdings, the Borrower and the Banks hereby agree that retroactive effect shall be given to the modifications to the definitions of "Applicable Base Rate Margin" and "Applicable Eurodollar Rate Margin" provided for in this Amendment as if such modifications had occurred on April 1, 2001.

            25. On the Amendment Effective Date, the Total Revolving Loan Commitment shall be permanently reduced to $20,000,000, and such reduction shall be applied proportionately to permanently reduce the Revolving Loan Commitment of each Bank.

            26. Holdings, the Borrower and the Banks hereby acknowledge and agree that the $18,063,000 of Net Proceeds from the Instromedix Sale (as defined in Amendment No. 7 to this Agreement, dated as of August 28, 2000) previously applied to repay the Term Loans shall be the final amount of Net Proceeds from such Sale required to be applied to repay Term Loans as provided in such Amendment No. 7.

            27. (a) Notwithstanding anything to the contrary contained in the Credit Agreement, but subject to the terms and conditions of this Amendment, the Banks hereby agree that the Borrower shall have two options for obtaining financing the proceeds of which may and will be used to redeem or repurchase the 7-1/4% Debentures (one of which option is hereinafter referred to as "Financing Option 1" and the other of which is hereinafter referred to as "Financing Option 2"). Either or both of Financing Option 1 and Financing Option 2 may be exercised by the Borrower at any time after the Amendment Effective Date through January 14, 2002, provided that (i) at the time of any such exercise, no Event of Default shall have occurred and be continuing and (ii) the aggregate principal amount of Indebtedness incurred by the Borrower under Financing Option 1 and Financing Option 2 combined (exclusive of PIK interest thereon, as provided below) shall not exceed $15,000,000.

            (b) The terms and conditions of Financing Option 1 and Financing Option 2 shall be as follows:

            (i) Under Financing Option 1, the Banks will permit up to $15,000,000 (the "Funds") to be incurred by the Borrower under the existing Credit Agreement, by creating a new E Term Loan Facility ("Tranche E") thereunder as set forth below, but only if: (x) at the time of such exercise, there exists any one or more Banks or parties acceptable to the Required Banks who or which, as the case may be, desire to become Banks for this purpose (each an "E Bank"), ready, willing and able to lend the Funds to the Borrower; and (y) all agreements, instruments and documents relating to Tranche E and the Indebtedness created thereby are acceptable, in form and substance, to each of the Required Banks, the E Banks, the Borrower, the Party (as hereinafter defined) and the Issuing Party (as hereinafter defined). Indebtedness under Tranche E will be pari-passu (both as to repayment of principal and payment of interest, as well as collateral) with the other Obligations under the Credit Agreement. Tranche E indebtedness will bear pay-in-kind ("PIK") interest at the annual rate of 450 basis points above the Eurodollar Rate, with all principal and accrued PIK interest payable (absent an acceleration) one month following the D Term Loan Maturity Date; provided that, at the time of creation of Tranche E, Jeffry Picower or another party acceptable to the E Banks (in either case, the "Party"); (A) unconditionally promises that upon the exercise of a put to him by the E Banks, at any time on or after the occurrence of a Put Triggering Event (as defined below), he will immediately purchase a 100% participation in Tranche E at par (all principal, plus accrued interest); (B) provides to the E Banks a letter of credit in form and substance satisfactory to the E Banks and issued by a party (the "Issuing Party") acceptable to the E Banks, which may be drawn against by the E Banks, unconditionally, at any time the E Banks determine entitlement to exercise the put option exists (with the amount of such letter of credit sufficient to pay the entire purchase price of the 100% participation above referred to); and (C) agrees, for himself and his successors and assigns, that, upon such purchase, the right of Tranche E indebtedness to repayment of principal and payment of interest is subordinate to repayment of all other Obligations under the Credit Documents. For purposes of the foregoing, a "Put Triggering Event" shall mean the earliest of (I) an acceleration of the maturity of the Obligations pursuant to the terms of the Credit Agreement, (II) the occurrence of an Event of Default under Section 9.01 of the Credit Agreement and (III) the occurrence of a Default or Event of Default under
      Section 9.05 of the Credit Agreement.

            (ii) Under Financing Option 2, the Banks will permit the Borrower, pursuant to agreements, instruments and documents acceptable to the Administrative Agent and the Borrower, to borrow the Funds from Picower or from any one or more other parties acceptable to the Administrative Agent, all of which Funds must (x) call for repayment of principal and payment of interest no sooner than one month following the D Term Loan Maturity Date,
      (y) be subordinate, in right of repayment of principal and payment of interest, to repayment of all Obligations and (z) not violate the terms of any of the agreements, instruments and documents governing any other Indebtedness of Holdings, the Borrower or any of their respective Subsidiaries.

            (c) The net proceeds of borrowings (the "New Borrowings") made by the Borrower under this Section 27 shall only be used by the Borrower to purchase and pay for the 7-1/4% Debentures as otherwise provided for herein.

            (d) For the purposes of compliance with (i) Sections 8.10 and 8.12 of the Credit Agreement, PIK interest which accrues on the Funds shall not be included as Consolidated Interest Expense and (ii) Section 8.11 of the Credit Agreement, outstanding principal of the Funds shall not be included as Consolidated Debt.

            28. In order to induce the Banks to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants that (i) the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the Amendment Effective Date (as defined below), after giving effect to this Amendment, and (ii) there exists no Default or Event of Default on the Amendment Effective Date, after giving effect to this Amendment.

            29. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

            30. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings, the Borrower and the Agents.

            31. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            32. This Amendment shall become effective on the date (the "Amendment Effective Date") when each of Holdings, the Borrower, the Agents and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office.

            33. The Borrower hereby agrees to pay to the Administrative Agent for the account of each Bank that has executed a counterpart hereof and delivered same to the Administrative Agent at the Notice Office on or prior to 5:00 P.M. (New York time) on April 13, 2001, an amendment fee equal to 0.25% of the sum of (x) such Bank's Revolving Loan Commitment (after giving effect to the reduction to same pursuant to this Amendment) and (y) the aggregate principal amount of its outstanding A Term Loans, B Term Loans, C Term Loans and D Term Loans, in each case on the Amendment Effective Date, which amendment fee shall only be payable if the Amendment Effective Date occurs on or prior to April 13, 2001, and shall be due and payable at 10:00 A.M. (New York time) on April 16, 2001.

            34. From and after the Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *

            IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                    ALARIS MEDICAL, INC.

                                    By
                                      -------------------------------------
                                       Name:
                                       Title:


                                    ALARIS MEDICAL SYSTEMS, INC.

                                    By
                                      -------------------------------------
                                       Name:
                                       Title:


                                    BANKERS TRUST COMPANY,
                                    Individually and as Administrative Agent

                                    By
                                      -------------------------------------
                                       Name:
                                       Title:


                                    PARIBAS,
                                    Individually and as Documentation Agent

                                    By
                                      -------------------------------------
                                       Name:
                                       Title:

                                    By
                                      -------------------------------------
                                       Name:
                                       Title:


                                    PARIBAS CAPITAL FUNDING

                                    By
                                      -------------------------------------
                                       Name:
                                       Title:

                                    GENERAL ELECTRIC CAPITAL
                                    CORPORATION

                                    By
                                      -------------------------------------
                                       Name:
                                       Title:


                                    UNION BANK OF CALIFORNIA, N.A.

                                    By
                                      -------------------------------------
                                       Name:
                                       Title:


                                    U.S. BANK NATIONAL ASSOCIATION

                                    By
                                      -------------------------------------
                                       Name:
                                       Title:


                                    IBJ WHITEHALL BANK & TRUST COMPANY

                                    By
                                      -------------------------------------
                                       Name:
                                       Title:


                                    SENIOR HIGH INCOME PORTFOLIO, INC.

                                    By
                                      -------------------------------------
                                       Name:
                                       Title:

                                    ELF FUNDING TRUST I

                                    By:  Highland Capital Management L.P.,
                                         as Collateral Manager

                                    By
                                      -------------------------------------
                                       Name:
                                       Title:


                                    JACKSON NATIONAL LIFE INSURANCE COMPANY

                                    By: PPM America, Inc., as attorney in fact,
                                        on behalf of Jackson National Life
                                        Insurance Company

                                    By
                                      -------------------------------------
                                       Name:
                                       Title:


                                    CRESCENT/MACH I PARTNERS, L.P.

                                    By: TCW Asset Management Company, its
                                        Investment Manager

                                    By
                                      -------------------------------------
                                       Name:
                                       Title:


                                    METROPOLITAN LIFE INSURANCE COMPANY

                                    By
                                      -------------------------------------
                                       Name:
                                       Title:

                                    OCTAGON INVESTMENT PARTNERS II

                                    By: Octagon Credit Investors, LLC, as
                                        Subinvestment Manager

                                    By
                                      -------------------------------------
                                       Name:
                                       Title:


                                    OCTOGAN LOAN TRUST


                                    By: Octagon Credit Investors, as Manager

                                    By
                                      -------------------------------------
                                       Name:
                                       Title:


                                    INDOSUEZ CAPITAL FUNDING III, LIMITED

                                    By: Indosuez Capital, as Portfolio Advisor

                                    By
                                      -------------------------------------
                                       Name:
                                       Title:


                                    PRIME INCOME TRUST

                                    By: Morgan Stanley Dean Witter Advisors Inc.

                                    By
                                      -------------------------------------
                                       Name:
                                       Title:


                                    SENIOR DEBT PORTFOLIO

                                    By: Boston Management and Research, as
                                        Investment Advisor

                                    By
                                      -------------------------------------
                                       Name:
                                       Title:

                                    COMMERCIAL LOAN FUNDING TRUST I

                                    By: Lehman Commercial Paper Inc., not in
                                        single capacity but solely as
                                        Administrative Agent

                                    By
                                      -------------------------------------
                                       Name:
                                       Title:


                                    PAMCO CAYMAN LTD.

                                    By: Highland Capital Management, L.P.,
                                        as Collateral Manager

                                    By
                                      -------------------------------------
                                       Name:
                                       Title:


                                    PAM CAPITAL FUNDING L.P.

                                    By: Highland Capital Management, L.P.,
                                        as Collateral Agent

                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:


                                    KZH CRESCENT-3 LLC

                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:


                                    SENIOR DEBT PORTFOLIO

                                    By: Boston Management and Research, as
                                        Investment Advisor

                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:

                                    EATON VANCE SENIOR INCOME TRUST

                                    By: Eaton Vance Management, as Investment
                                        Advisor

                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:


                                    OXFORD STRATEGIC INCOME FUND

                                    By: Eaton Vance Management, as Investment
                                        Advisor

                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:


                                    TRANSAMERICA BUSINESS CAPITAL

                                    By
                                      -------------------------------------
                                      Name:
                                      Title:


                                    INDOSUEZ CAPITAL FUNDING IIA, LIMITED

                                    By: Indosuez Capital as Portfolio Advisor

                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:

                                    INDOSUEZ CAPITAL FUNDING IV, LP

                                    By: Indosuez Capital as Portfolio Advisor

                                       By
                                         ----------------------------------
                                         Name:
                                         Title:


                                    UNITED OF OMAHA LIFE INSURANCE COMPANY

                                    By: TCW Asset Management Company, its
                                        Investment Manager

                                    By
                                      -------------------------------------
                                       Name:
                                       Title:


                                    SEQUILS I LTD

                                    By: TCW Asset Management Company, its
                                        Investment Manager

                                    By
                                      -------------------------------------
                                       Name:
                                       Title: